EXHIBIT 99.1


                                         IN THE CIRCUIT COURT OF THE 17TH
                                         JUDICIAL CIRCUIT, IN AND FOR
                                         BROWARD COUNTY, FLORIDA

                                         GENERAL JURISDICTION DIVISION
                                         CASE NO.:  CIV-01-016931

XPEDIAN, INC.,

         Plaintiff,

vs.

COMMERCE CAPITAL GROUP, LLC., a
South Carolina Limited Liability
Company, ROBERT EVAN HUGHES
a/k/a VAN HUGHES, GLENN EVANS,
P. DAVIS, SUMNER STROUT, AGIS
VENTURES, a Cayman Island corporation,
PRIMARY ASSET HOLDING CORP.
(PRIMARY), and TRIDENT CAPITAL
PARTNERS (TRIDENT ), AND DOES 1
THROUGH 10,

         Defendants.
--------------------------------/

                               VERIFIED COMPLAINT

         Plaintiff XPEDIAN, INC. (XPEDIAN), a Florida corporation sues Defendants COMMERCE CAPITAL GROUP, LLC., a South Carolina Limited Liability, Company (CCG), ROBERT EVAN HUGHES a/k/a VAN HUGHES (HUGHES), GLENN EVANS (EVANS), P. DAVIS (DAVIS), SUMNER STROUT (STROUT), AGIS VENTURES (AGIS) PRIMARY ASSET HOLDING CORP. (PRIMARY) and TRIDENT CAPITAL PARTNERS (TRIDENT), and DOES 1 THROUGH 10, and alleges the following:




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                                       12

                               GENERAL ALLEGATIONS

     1. Plaintiff at all times was a material to this action is a Florida corporation.

     2. Defendant CCG is a South Carolina Limited Liability corporation.

     3. Defendant EVANS is an individual believed to be residing in North Carolina.

     4. Defendant DAVIS is an individual believed to be residing in North Carolina.

     5. Defendant STROUT is an individual believed to be residing in North Carolina.

     6. Defendant AGIS is believed to be a Cayman Island corporation.

     7. Defendant PRIMARY is believed to a corporation whose place of incorporation is presently unknown.

     8. Defendant TRIDENT is believed to be a partnership whose whereabouts is presently unknown.

     9. Upon information and belief, HUGHES had at all times relevant to the causes of action asserted herein, acted as Managing Member and controlling owner of CCG and is resident of North Carolina.

     10. Plaintiff is unaware of the true names and identities of the Defendants sued herein as Does 1 through 10, inclusive and therefore sues said Defendants by such fictitious names. Plaintiff will amend this Complaint, by leave of court if necessary, to allege the true names and capacities of Defendants Does 1 through 10, inclusive, when the same have been ascertained.

     11. Plaintiff, upon information and belief, alleges that from time to time Defendants and each of them, were the agents, partners, principals, employees or representatives of each other and otherwise participated, directly or indirectly in, or accepted the benefits of

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     the conduct hereinafter alleged and by reason of such fact have become directly liable to Plaintiff for the wrong doings alleged.

     12. Plaintiff, upon information and belief, alleges that all Defendants knowingly and willfully conspired and agreed among themselves to act as more specifically alleged herein in Count V herein. Defendants and each of them furthered the conspiracy by rendering cooperation and encouragement to each other's acts as set forth below.

     13. On or about July 30, 1999, Plaintiff entered into an "Agreement for Purchase and Assignment of License Agreement" (hereinafter referred to as the "License Agreement") (Exhibit A) with Defendant CCG pertaining to certain technology (hereinafter referred to as the "Software") wherein Defendant CCG agreed to deliver the Software and perform various other services for Plaintiff.

     14. Paragraph 13.2 of Exhibit A states "This Agreement shall be governed by the laws of the State of Florida without reference to conflict of laws and the venue for any action, claim or dispute in respect of this Agreement shall be such court of competent jurisdiction as is located in Broward County, Florida."

     15. Pursuant to the terms of the License Agreement, Defendant CCG was issued Twenty One Million (21,000,000) shares of common stock in Plaintiff, resulting in Plaintiff owning in excess of 50% of the issued and outstanding shares of Plaintiff. Later, CCG was also issued fifteen million 15,000,000 additional shares ostensibly for additional territories under the License Agreement.




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     16. Plaintiff asserts that this court has jurisdiction over CCG in that
CCG specifically agreed, as alleged herein in Exhibit A to this court's jurisdiction as well as pursuant to Florida Statute 48.193(1)(g) in that it breached a contract in this state by failing to perform, acts required by the contract to be performed in this State. The remaining Defendants in this action are subject to this court's jurisdiction pursuant to Florida Statutes 48.193(1)(b) in that they committed a tort in the State of Florida.

     17. That all of the conditions precedent in this cause of action have been asserted herein, have been performed, occurred, been waived or have been tendered or excused.

                          COUNT I - BREACH OF CONTRACT

     18. Plaintiff realleges and incorporates paragraphs 2, 13 through 15, 17 of this Complaint, as if fully set forth herein.

     19. This is a cause of action for breach of the License Agreement.

     20. That pursuant to License Agreement entered into with IRT Industries, Inc. now known as Plaintiff herein, CCG agreed to license proprietary technology and software for estate planning which permits professionals and non-professional users to access forms, instructions, assistance, on-line through the Internet, to develop estate planning and related documentation, which is more specifically identified in documentation delivered to Licensee.

     21. Pursuant to paragraph 2.I of the License Agreement, Defendant CCG licensed Plaintiff the right to market and use the Software in a defined territory.




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     22. That Defendant CCG has breached the contract in that it has not delivered Software as represented in this contract that would enable Plaintiff to market and use it in the designated territory.

     23. CCG also agreed as set forth on page 7, in paragraphs (ii), and (iii), that it would soon have a high-quality multi-link Internet site established and that it had close ties to investors that could provide funding for CCG and for the benefit of Plaintiff.

     24. Defendant CCG has further breached this contract in that it failed to provide high-quality multi-link Internet sites, nor has it provided directly or indirectly, funding to Plaintiff corporation.

     25. That the Defendant CCG's failure to provide Software and comply with its obligations in paragraphs (ii) and (iii) contained on page 7 of the License Agreement, constitutes breach of License Agreement.

     26. Plaintiff has suffered damages as a result of this breach.

     WHEREFORE, Plaintiff XEPEDIAN, INC. demands judgment for damages against COMMERCE CAPITAL GROUP, LLC., a South Carolina Limited Liability Company, together with interest, costs and any such other further relief as the court deems just and proper.

               COUNT II - FRAUD AGAINST DEFENDANTS HUGHES AND CCG

     27. Plaintiff realleges and incorporates paragraphs 1, 2, 9, 13, 15, and 17, of this Complaint, as if fully set forth herein.



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     28. HUGHES and CCG, prior to the execution of the License Agreement made oral representations to Plaintiff and in the License Agreement made written representations that CCG "has the rights to certain proprietary technology and software, for estate planning, which permits professional and non-profession users, to access forms, instructions, assistance, on-line through the Internet, to develop estate planning and related documentation." (i.e. Software).

     29. HUGHES, individually and on behalf of CCG, made such representations for the purpose of inducing Plaintiff to enter into the License Agreement.

     30. Plaintiff reasonably relied on such representations in entering into the License Agreement.

     31. The Software which "permits professionals and non-professional users, to access forms, instructions, assistance, on-line through the Internet, to develop estate planning and related documentation" did not exist at the time the License was executed and has never since existed.

     32. HUGHES and CCG made representations to Plaintiff that CCG would provide additional value and certain services (see hand-numbered page 7, items (ii) and (iii) in Exhibit A to Plaintiff as Licensee.

     33. HUGHES and CCG made such representations for the purpose of inducing Plaintiff to enter into the License Agreement.

     34. Plaintiff reasonably relied on such representations in entering into the License Agreement.



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     35. Neither HUGHES nor CCG had the ability to provide such services nor did either HUGHES or CCG have any reasonable belief that CCG would have such capabilities.

     36. HUGHES and CCG made representations to Plaintiff that CCG had "expended hundreds of thousands of dollars and approximately 15 years of development to create the Software." (Page 6, paragraph II.D, Exhibit A).

     37. HUGHES and CCG made such representations for the purpose of exaggerating the value of the Software and inducing Plaintiff to enter into the License Agreement.

     38. Plaintiff reasonably relied on such representations in entering into the License Agreement.

     39. HUGHES and CCG made the false representations described herein above with full knowledge of their falsehood, intending that the Plaintiff rely upon these representations to its detriment.

     40. Plaintiff suffered actual damages in excess of the jurisdictional limits of this court.

     41. Plaintiff reserves the right to amend this count to assert claim for punitive damages upon a proper showing to this court.

     WHEREFORE, Plaintiff XPEDIAN, INC. demands judgment against ROBERT EVANS HUGHES and COMMERCE CAPITAL GROUP, LLC., jointly and severally for damages, interest and costs.




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                   COUNT III - RECISSION OF LICENSE AGREEMENT

     42. Plaintiff realleges and reavers the foregoing allegations contained in paragraphs 1, 2, 9, 13, 14, 15, 20 through 25, 28 through 39, as if fully set forth herein.

     43. The Plaintiff hereby tenders to Defendant the "Software" received by Plaintiff pursuant to the License Agreement and the License Agreement in return for 36,000,000 shares of restrictive common stock of Plaintiff corporation issued to Defendant CCG as and in consideration of the License Agreement and expansion of the Licensed Territories. 44.As a result of the breach of contract and as a result of the fraud Plaintiff is entitled to rescind the contract and receive back from the Defendant CCG, 36,000,000 shares of restrictive common stock of Plaintiff paid to Defendant as and for consideration for the License for use of the non-existent Software.

     WHEREFOR, Plaintiff XPEDIAN, INC. requests this court enter relief rescinding the License Agreement and requiring, as a condition of said rescission, that the Defendant CCG be required to return to Plaintiff 36,000,000 shares of restrictive common stock, and further relief that the court deems just and proper.

                          COUNT IV - INJUNCTIVE RELIEF

     45. Plaintiff realleges and reavers the foregoing allegations contained in paragraphs 1, 2, 9, 17, 29 to 38, as if fully set forth herein.

     46. This is an action for injunctive relief in that the Plaintiff has no adequate remedy at law and, further, unless this court enters an injunction as requested herein, Plaintiff will suffer immediate irreparable harm and damage.



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     47. That as a result of the fraudulent conduct of Defendant CCG, Defendant obtained 21,000,000 shares of restrictive common stock of the Plaintiff corporation. Defendant also received additional shares of stock in the amount of 15,000,000, which was also for the same non-existent software by virtue of extending licensed territories for CCG's Software pursuant to Exhibit A.

     48. That upon information and belief, Defendant has threatened to sell, transfer or convey its shares of stock either in open market (since Plaintiff is a publicly traded company) or through a private transaction

     49. Plaintiff will not have the ability to obtain the return of these shares if an injunction is not issued and will suffer irreparable harm if the shares are not returned.

     WHEREFORE, Plaintiff XPEDIAN, INC. requests this court enter an injunction against the Defendant COMMERCE CAPITAL CORP, LLC. and against their officers, agents, servants, employees and attorneys, and those persons who have acted in concert or participation with Defendant from transferring, trading, selling, disposing or encumbering shares of Plaintiff's corporation received by COMMERCE CAPITAL GROUP, LLC.

                          COUNT V - DECLARATORY RELIEF

     50. Plaintiff realleges and reavers the foregoing allegations contained in paragraphs 1 through 12, and 17, as if fully set forth herein.

     51. This is an action for declaratory relief pursuant to Chapter 86 of the Florida Statutes, and is brought against Defendants DAVIS, EVANS, STROUT, AGIS, PRIMARY TRIDENT and CCG.



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     52. That Defendant AGIS is a recipient of 1,000,000 shares of Plaintiff's common stock received by it on March 3, 2000 represented by certificate no. XP2649.

     53. That Defendant PRIMARY is a recipient of 450,000 shares of Plaintiff's common stock received by him on March 3, 2000 represented by certificate no. XP2646.

     54. That Defendant EVANS is a recipient of 200,000 shares of Plaintiff's common stock received by him on July 13, 2001 represented by certificate no. XP2876.

     55. That Defendant DAVIS is a recipient of 100,000 shares of Plaintiff's common stock received by him on July 13, 2001 represented by certificate no. XP2879.

     56. That Defendant STROUT is a recipient of 1,000,000 shares of Plaintiff's common stock received by him on July 13, 2001 represented by certificate no. XP2892.

     57. That CCG is the recipient of 15,000,000 million shares received on July 13, 2001 represented by stock certificate no. XP2887; 6,000,000 shares received on March 3, 2000 represented by stock certificate no. XP2641; additional 6 million shares received on March 3, 2000 represented by stock certificate no. XP2642; and 5,000,000 shares also received on March 3, 2000 represented by stock certificate no. XP2643.

     58. No consideration was paid or rendered by any of the above named Defendants for the issuance of the stock.

     59. HUGHES was capable of controlling the Board of Directors and the officers of the Plaintiff corporation through CCG and convinced the Board to issue shares of stock to these Defendants without consideration (not including the original 21,000,000) to CCG.


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     60. Plaintiff, upon information and belief, believes that each of the
Defendants will assert that they are entitled to receive the shares of stock by them in Plaintiff's corporation in spite of the fact that they paid no consideration for said shares, and in spite of their explicit collusion with HUGHES and CCG to obtain the shares without any consideration.

     61. Plaintiff desires to cancel these shares issued to each of the Defendants.

     62. Plaintiff is in doubt or is uncertain as to its right to cancel these shares.

         WHEREFORE, Plaintiff XPEDIAN, INC. requests this court enter a declaratory relief by declaring that the shares received by the Defendants, GLENN EVANS, P. DAVIS, SUMNER STROUT, AGIS VENTURES, COMMERCE CAPITAL GROUP, LLC, PRIMARY ASSET HOLDING CORP., and TRIDENT CAPITAL PARTNERS, were issued without consideration and that said shares should be canceled, and that the court exercise its equitable jurisdiction herein and grant any and other relief.


                        XPEDIAN, INC., a corporation
                        --------------
                        By:
                                     -----------------------------------------
                        Print Name:
                                     -----------------------------------------
                        Title:
                                     -----------------------------------------
                        Date::
                                     -----------------------------------------

STATE OF                             )
COUNTY OF                            )
         The foregoing instrument was acknowledged before me this ____ day of October, 2001, by , President on behalf of XPEDIAN, INC. who is personally known to me or who has produced ______________________ as identification who asserts that the above allegations are true and correct to his knowledge and belief.

                                                ------------------------------
                                                NOTARY PUBLIC
                                                Print name:
                                                Commission No:
                                                My commission Expires:


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         Dated this          day of October, 2001.
                    --------

LAW OFFICES OF MARK C. PERRY, P.A.
Attorney for Plaintiff
2455 E. Sunrise Boulevard, #905
Fort Lauderdale, FL 33304
Tel: (954) 564-6616

                                                  By:_____________________
                                                     MARK C. PERRY
cc:      Client                                      Florida Bar No: 251941